UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2022

Pareteum Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	001-35360	95-4557538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1185 Avenue of the Americas, 2nd Floor

New York, NY 10036

(Address of principal executive offices) (Zip Code)

(646) 975-0400

(Registrant’s telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on May 15, 2022, Pareteum Corporation (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code, as amended (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York in New York, New York (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re Pareteum Corporation., et al., Case No. 22-10615 (the “Chapter 11 Filing”). On October 7, 2022, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Modified Disclosure Statement (the “Modified Disclosure Statement”) and Modified Chapter 11 Plan of Liquidation (the “Plan of Liquidation”). Copies of the Plan of Liquidation, Modified Disclosure Statement and Confirmation Order are attached to this Current Report on Form 8-K as Exhibits 2.1, 99.1 and 99.2, respectively, and are incorporated by reference into this Item 1.03. On October 21, 2022 (the “Effective Date”), the Debtors filed the Notice of Effective Date (the “Notice of Effective Date”), which provides that, the Plan of Liquidation became effective pursuant to its terms and the Confirmation Order on October 21, 2022. A copy of the Notice of Effective Date is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

Summary of Plan of Liquidation

The Plan of Liquidation, as confirmed by the Bankruptcy Court, provides for the appointment of a liquidating trustee (the “Liquidating Trustee”) and for the transfer of substantially all of the Debtors’ remaining assets to a liquidating trust (the “Liquidating Trust”). The Liquidating Trustee will administer the Plan of Liquidation and oversee the Liquidating Trust. Among other things, the Liquidating Trustee will (i) liquidate and dissolve the Debtors that remain in existence on and after the Effective Date, (ii) resolve all disputed claims, (iii) make distributions (to the extent possible from available assets held by the Liquidating Trust) to holders of allowed claims in accordance with the terms of the Confirmation Order and the Plan of Liquidation, (iv) pursue, abandon or settle causes of action of the Debtors’ estates, which causes of action were transferred to the Liquidating Trust upon the Effective Date, and (v) otherwise implement the Plan of Liquidation.

The Plan of Liquidation created five classes of claims against and interests in the Debtors. Claims in Class 1 (Secured Tax Claims), Class 2 (Other Secured Claims), and Class 3 (Other Priority Claims) are unimpaired under the Plan of Liquidation and were conclusively presumed to have accepted the Plan of Liquidation without the solicitation of acceptances or rejections pursuant to Section 1126(f) of the Bankruptcy Code. Holders of allowed claims in Class 4 (General Unsecured Claims) are entitled to receive certain distributions under the Plan of Liquidation. Class 4, the only voting class, voted in accordance with the rules set forth in the Bankruptcy Code to accept the Plan of Liquidation. Holders of interests (which include, but are not limited to holders of the Company’s legacy publicly traded common stock) in Class 5 (Interests) will not receive any distributions or receive or retain any property under the Plan of Liquidation on account of such interests and were conclusively presumed to have rejected the Plan of Liquidation without the solicitation of acceptances or rejections pursuant to Section 1126(g) of the Bankruptcy Code. In addition, the Plan of Liquidation provides for the payment of Administrative Claims, Priority Tax Claims, U.S. Trustee Fees, and Professional Fee Claims. Certain reserves may be created by the Liquidating Trustee for purposes of resolving disputed claims and ongoing disputes, and funding various costs and expenses associated with the administration of the Plan of Liquidation and the wind down of the Debtors’ businesses.

The Effective Date was the business day selected by the Debtors on which: (a) no stay of the Confirmation Order was in effect; (b) all conditions precedent specified in Article IX of the Plan of Liquidation had been satisfied or waived (in accordance with Article IX of the Plan of Liquidation); and (c) the Plan of Liquidation was declared effective. The Effective Date, as noted above, was October 21, 2022.

The foregoing description is a summary of the material terms of the Plan of Liquidation and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan of Liquidation and Confirmation Order filed as Exhibits 2.1 and 99.2, respectively, to this Current Report on Form 8-K. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Plan of Liquidation or Confirmation Order, as appropriate.

Cautionary Note Regarding the Company’s Common Stock

As of September 30, 2022, the Company had 141,553,392 shares of common stock outstanding. Under the Plan of Liquidation confirmed by the Bankruptcy Court, the holders of the Company’s common stock will not receive a distribution on account of their equity interests and the Company’s common stock was cancelled as of the Effective Date. Even though the Company’s common stock may continue to be quoted on the OTC Pink Market, under the Plan of Liquidation such stock has no underlying asset value, and the Company’s stockholders should not view the trading activity of the common stock on the OTC Pink Market or any other market or trading platform as being indicative of the value the Company’s stockholders will receive in connection with the liquidation of the Company.

No shares of the Company’s common stock are being reserved for future issuance in respect of claims and interests filed and allowed under the Plan of Liquidation.

Assets and Liabilities

In the Company’s most recent monthly operating report filed with the Bankruptcy Court on November 18, 2022, the Company reported total assets of $5,185,378 and total liabilities of $32,585,754 as of October 31, 2022.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Confirmation Order, on the Effective Date, the persons acting as officers, directors and employees of the Debtors were deemed to have resigned under the applicable provisions of the Plan of Liquidation and bankruptcy and non-bankruptcy law.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description

2.1	Modified Chapter 11 Plan of Liquidation for Pareteum Corporation and Certain of Its Affiliates

99.1	Modified Disclosure Statement for Chapter 11 Plan of Liquidation for Pareteum Corporation and Certain of Its Affiliates

99.2	Findings of Fact, Conclusions of Law, and Order Approving Modified Disclosure Statement and Confirming Modified Chapter 11 Plan of Liquidation for Pareteum Corporation and Certain of Its Affiliates

99.3	Notice of Effective Date

104	Cover page Interactive data file (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Dated: December 29, 2022	By:	/s/ Anthony M. Saccullo
Name: Anthony M. Saccullo
Title: Authorized Signatory